                           JOINT REPORTING AGREEMENT

    In consideration of the mutual covenants herein contained, each of the parties hereto represents to and agrees with the other party as follows:

    (a) Such party is eligible to file a statement or statements on
Schedule 13D pertaining to the Common Stock, $.01 par value per share, of Orchard Supply Hardware Stores Corporation, to which this agreement is an exhibit, for filing of the information contained herein.

    (b) Such party is responsible for timely filing of such statement and any amendments thereto and for the completeness and accuracy of the information concerning such party contained herein, provided that no such party is responsible for the completeness or accuracy of the information concerning the other parties making the filing, unless such party knows or has reason to believe that such information is inaccurate.

    (c) Such party agrees that such statement is filed by and on behalf of each party and that any amendment thereto will be filed on behalf of each such party.

    This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

Dated:  December 29, 1993

                                  FS EQUITY PARTNERS III, L.P.,
                                  a Delaware limited partnership

                                  By:  FS Capital Partners, L.P.
                                  Its: General Partner

                                  By:  FS Holdings, Inc.
                                  Its: General Partner

                                  By:  /s/ William M. Wardlaw
                                       -------------------------------
                                       William M. Wardlaw
                                       Title:  Vice President and Secretary

                                   EXHIBIT 1

                                  FS EQUITY PARTNERS II, L.P.,
                                  a California limited partnership

                                  By:  Freeman Spogli & Co.
                                  Its: General Partner

                                  By:  /s/ William M. Wardlaw
                                       -----------------------------
                                       William M. Wardlaw
                                       Title:  General Partner

                                  FREEMAN SPOGLI & CO.,
                                   a California general partnership

                                  By:  /s/ William M. Wardlaw
                                       -----------------------------
                                       William M. Wardlaw
                                       Title:  General Partner

                                  FS CAPITAL PARTNERS, L.P.,
                                  a California limited partnership

                                  By:  FS Holdings, Inc.
                                  Its: General Partner

                                  By:  /s/ William M. Wardlaw
                                       ----------------------------
                                       William M. Wardlaw
                                       Title:  Vice President and Secretary

                                  FS HOLDINGS, INC.,
                                  a California corporation

                                  By:  /s/ William M. Wardlaw
                                       ----------------------------
                                       William M. Wardlaw
                                       Title:  Vice President and Secretary

                                  BRADFORD M. FREEMAN

                                  /s/ Bradford M. Freeman
                                  ---------------------------------

                                  RONALD P. SPOGLI

                                  /s/ Ronald P. Spogli
                                  ---------------------------------

                                  WILLIAM M. WARDLAW

                                  /s/ William M. Wardlaw
                                  ---------------------------------

                                  J. FREDERICK SIMMONS

                                  /s/ J. Frederick Simmons
                                  ---------------------------------

                                  JOHN M. ROTH

                                  /s/ John M. Roth
                                  ---------------------------------